UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 10, 2010

Commission file number: 000-50021

INTERLINK-US-NETWORK, LTD.

(Exact name of registrant as specified in its charter)

California	000-50021	95-4642831
(State or other jurisdiction of	(Commission	(I.R.S. Employer
Incorporation organization)	File Number)	Identification No.)

575 Underhill Boulevard

Suite 125

Syosset, New York 11791

 (Address of principal executive offices) (Zip Code)

(516) 584-2110

 (Registrant's telephone number including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐               Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐               Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐               Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐               Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Item 8.01. Other Events

On December 10, 2010, Interlink-US-Network, Ltd. (the “Company”, “Interlink”, “we” and “us”) and LED Capital Corp, entered into a Memorandum of Understanding, whereby LED intends to invest $6,000,000, subject to certain conditions and obligations of each party.  There can be no assurance that that a definitive agreement will be entered into.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERLINK-US-NETWORK, LTD.
Date: December 14, 2010	By:	/s/ Robert Kondratick
Robert Kondratick
President and Chairman of the Board